                                                                    EXHIBIT 99.1



                                   VANS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q for the period ended August 31, 2002 of Vans, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary H. Schoenfeld, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ Gary H. Schoenfeld
                                        ----------------------------------------
                                        Gary H. Schoenfeld
                                        President and
                                        Chief Executive Officer
                                        October 10, 2002